UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

PRO-PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32877	04-3562325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

189 Wells Avenue, Newton, Massachusetts	02459
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 559-0033

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 27, 2005, we issued a press release announcing that the Phase I data being presented at the American Society of Clinical Oncology’s Gastrointestinal Cancers Symposium in Florida, show DAVANAT® and DAVANAT/5-FU are well-tolerated in patients with advanced solid tumors. The press release is furnished as Exhibit 99.1 and is attached hereto.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Press Release of Pro-Pharmaceuticals, Inc. dated January 27, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ Maureen Foley
Maureen Foley
Chief Operating Officer

Date: January 28, 2005